                                                                                                             Exhibit 10.17


                                                             OMB 0990-0115
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

     AWARD/CONTRACT                     1 THIS CONTRACT IS A RATED ORDER               RATING                PAGE OF PAGES
                                          UNDER DPAS (15 CFR 350)
PRIME                                                                                                          1   |   120
---------------------------------------------------------------------------------------------------------------------------
2. CONTRACT (Proc. Inst. Ident.) NO.    3. EFFECTIVE DATE              4. REQUISTION/PURCHASE REQUEST, PROJECT NO.
   600-95-21451                            See Page A-2                   See Continuation Sheet, Page A-3
---------------------------------------------------------------------------------------------------------------------------
ISSUED BY                          CODE                    6.  ADMINISTERED BY (if other than Item 5)  CODE
                                       ----------------                                                    ----------------


     See Continuation Sheet, Page A-2                                See Continuation Sheet, Page A-2

---------------------------------------------------------------------------------------------------------------------------
7. NAME AND ADDRESS OF CONTRACTOR (No., street, city, county, State, and ZIP Code)   8. DELIVERY
   U.S. Small Business Administration                                                                FOB Destination
   Washington District Office                                                        |_| FOB ORIGIN  |X| OTHER (See Below)
   1110 Vermont Avenue, NW, 9th Floor                                                --------------------------------------
   Washington, DC 20043-4500                                                         9. DISCOUNT FOR PROMPT PAYMENT
   ---------------------------------------
   International Data Products Corporation                                                          Net 30
   20 Firstfield Road                                                                --------------------------------------
   Gaithersburg, MD 20878                                                            10. SUBMIT INVOICES       ITEM
   Attention: Ruth Caffrey                                                           (4 copies unless other-
------------------------------------------------------------------------------------ wise specified) TO THE    See Block 12
CODE TIN-52-1328445                    FACILITY CODE                                 ADDRESS SHOWN IN
---------------------------------------------------------------------------------------------------------------------------
11. SHIP TO/MARK FOR               CODE                    12. PAYMENT WILL BE MADE BY                 CODE
                                       ----------------                                                    ----------------
    See Section J.                                             Social Security Administration
                                                               Office of Finance
                                                               Post Office Box 47
                                                               Baltimore, MD 21235
---------------------------------------------------------------------------------------------------------------------------
13. AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETI-  14. ACCOUNTING AND APPROPRIATION DATA
    TION:
               15 USC 637(a) Section 8(a)                      See Continuation Sheet, Page A-3
    |_| 10 U.S.C. 2304(c)(  )     |_| 41 U.S.C. 253(c)(  )
---------------------------------------------------------------------------------------------------------------------------
15A. ITEM NO       15B. SUPPLIES/SERVICES               15C. QUANTITY       15D. UNIT     15E. UNIT PRICE    15F. AMOUNT
---------------------------------------------------------------------------------------------------------------------------
PSC 7025        Laptop Computers & Associated Peripherals

       1.       Equipment                                       1                 lot           $438,214          $438,214

       2.       Software                                        1                 lot             73,937            73,937

       3.       Outside PPM, No Trouble Found                   1                 lot               NTE              5,000
                Calls, etc.
---------------------------------------------------------------------------------------------------------------------------
                                                                                15G. TOTAL AMOUNT OF CONTRACT     $517,151
---------------------------------------------------------------------------------------------------------------------------
                                                   16. TABLE OF CONTENTS
---------------------------------------------------------------------------------------------------------------------------
(X)  SEC.           DESCRIPTION                    PAGE(S)      (X)  SEC.           DESCRIPTION                     PAGE(S)
---------------------------------------------------------------------------------------------------------------------------
                     PART I - THE SCHEDULE                                        PART II - CONTRACT CLAUSES
---------------------------------------------------------------------------------------------------------------------------
 X   A   SOLICITATION/CONTRACT FORM                A1-8          X    I   CONTRACT CLAUSES                          I1-12
---------------------------------------------------------------------------------------------------------------------------
 X   B   SUPPLIES OR SERVICES AND PRICES/COSTS     B1-3          PART III - LISTS OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
---------------------------------------------------------------------------------------------------------------------------
 X   C   DECRIPTION/SPECS/WORK STATEMENT           C1-26         X    J   LIST OF ATTACHMENTS                       J1-40
---------------------------------------------------------------------------------------------------------------------------
 X   D   PACKAGING AND MARKING                     D1-2                 PART IV - REPRESENTATIONS  AND INSTRUCTIONS
---------------------------------------------------------------------------------------------------------------------------
 X   E   INSPECTION AND ACCEPTANCE                 E1-7               K   REPRESENTATIONS, CERTIFICATIONS AND
-----------------------------------------------------------      X        OTHER STATEMENTS OF OFFEREORS             K-1
 X   F   DELIVERIES OR PERFORMANCE                 F1-5
---------------------------------------------------------------------------------------------------------------------------
 X   G   CONTRACT ADMINISTRATION DATA              G1-5               L   INSTRS. CONDS. AND NOTICES OF OFFERORS
---------------------------------------------------------------------------------------------------------------------------
 X   H   SPECIAL CONTRACT REQUIREMENTS             H1-9               M   EVALUATION FACTORS FOR AWARD
---------------------------------------------------------------------------------------------------------------------------
                               CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
---------------------------------------------------------------------------------------------------------------------------
17. |X| CONTRACTOR'S  NEGOTIATED AGREEMENT  (Contractor is      18. |_| AWARD  (Contractor  is not  required  to sign this
required to sign this  document and return _____ copies to      document.)  Your  offer on  Solicitation  Number  _______,
issuing office.)  Contractor agrees to furnish and deliver      including  the  additions  or  changes  made by you  which
all  items  or  perform  all the  services  set  forth  or      additions  or  changes  are set  forth in full  above,  is
otherwise  identified above and on any continuation sheets      hereby  accepted as to the items  listed  above and on any
for  the  consideration  stated  herein.  The  rights  and      continuation  sheets.  This award consummates the contract
obligations  of the  parties  to  this  contract  shall be      which  consists  of  the  following  documents:   (a)  the
subject to and governed by the  following  documents:  (a)      Government's  solicitation  and your  offer,  and (b) this
this award/contract, (b) the solicitation, if any, and (c)      award/contract.   No  further   contractual   document  is
such  provisions,  representations,   certifications,  and      necessary.
specifications,   as  are  attached  or   incorporated  by
reference herein. (Attachments are listed herein.)
---------------------------------------------------------------------------------------------------------------------------
19A. NAME AND TITLE OF SIGNER (Type or print)                   20A.  NAME OF CONTRACTING OFFICER
     See Continuation Sheet, Page A-2                                 See Continuation Sheet, Page A-2
---------------------------------------------------------------------------------------------------------------------------
19B. NAME OF CONTRACTOR                   19C. DATE SIGNED      20B. UNITED STATES OF AMERICA         20C. DATE SIGNED

BY_______________________________________     See Page A-2      BY_______________________________________     See Page A-2
  (Signature of person authorized to sign)                        (Signature of person authorized to sign)
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

NSN 7540-01-152-8069                                       A-1                                  STANDARD FORM 26 (REV.4-85)
PREVIOUS EDITION UNUSABLE                                                                       Prescribed by GSA
                                                                                                FAR (48 CFR) 53.214(a)
                                      *U.S. GOVERNMENT PRINTING OFFICE: 1989 - 241-175

                        STANDARD FORM 26 - AWARD/CONTRACT
                        CONTINUATION SHEET/SIGNATURE PAGE

Standard Form (SF) 26, Block Numbers 3, 5, 6, 19A, 19B, 19C, 20A, 20B & 20C

                           TRIPARTITE AGREEMENT FOR:

                    Prime Contract Number:    600-95-21451
                    SBA Contract Number:      _____________
                    Contract Effective Date:  _____________

International Data Products Corporation
20 Firstfield Road
Gaithersburg, Maryland 20878

By:       /s/ Oscar Fuster                          6-26-95
   --------------------------------    ------------------------------
Name and Title: Oscar Fuster                          Date
                V.P. Marketing &
                Sales

U.S. Small Business Administration
Washington District Office
1110 Vermont Avenue, NW, 9th Floor
Post Office Box 34500
Washington, DC 20043-4500


By:       /s/ [ILLEGIBLE]                           7-11-95
   --------------------------------    ------------------------------
Name and Title:                                       Date

U.S. Social Security Administration
Office of Acquisition and Grants
1710 Gwynn Oak Avenue
Baltimore, Maryland 21207

By:  /s/ Marcia Friedman Katz                       6-26-95
   --------------------------------    ------------------------------
Name and Title: Marcia Friedman Katz                  Date
                Contracting Officer

Prices contained on Page A-1 have been derived as follows:

                                                UNIT            TOTAL
         ITEMS                    QUANTITY      PRICE           PRICE
         -----                    --------      -----           -----
1.  DGI Notebook II Series 500      107 ea.     $3,880         $415,160
    w/MS DOS 6.22 & MS Windows
    for Workgroups v3.11

2.  DGI Mouse                        25 ea.          8              200

3.  HP DeskJet 320                   78 ea.        293           22,854

4.  WordPerfect for Windows         107 ea.        295           31,565

5.  Lotus for Windows               107 ea.        281           30,067

6.  Laplink for Windows v6.0        107 ea.        115           12,305

7.  Outside PPM, No Trouble           1 lot        NTE            5,000
    Found Calls

Block 4, and Block 14
---------------------

Requisition - Accounting and Appropriation Data

R-3800-95-0208 - 2858704, 4003800, 319F, IFAS T205205LO  --  $274,527.00

R-3800-95-0208.1 - 2858704, 4003800, 319F, IFAS T205205LO -- $145,176.00

R-3318-95-7903 - 2858704, 4003318, 319F, IFAS 0301-30180 --  $ 97,448.00

  TOTAL CONTRACT AMOUNT:                                     $517,151.00

Award is made in accordance with International Data Products Corporation's
(IDP) proposal dated May 1, 1995 and IDP's Best and Final Offer dated
June 14, 1995.

The prices set forth in Section B of the contract have been derived from IDP's proposal dated June 14, 1995. Section G-1, "Contract Administration"; Section G-3, "Designation of Government Project Officer"; Section G-8 "Contractor's Remittance or Check Mailing Address"; and Section G-9 "Responsible Official(s) Who Can Receive Notification Of An Improper Invoice And Answer Questions Regarding The Invoice" have been completed as applicable. Section I, FAR clause 52.244-1 date was changed to FEB 1995; and on pages I-1 and I-12, Section I-12 FIRMR clause was changed to read 201-39.5202-3. Section J, Attachment 7 -- "Contract Pricing Proposal Cover Sheet (Standard Form 1411)" is hereby deleted.

SECTION A - SOLICITATION/CONTRACT FORM

A-1  52.219-11 - SPECIAL 8(A) CONTRACT CONDITIONS (FEB 1990)
A-2  52.219-12 - SPECIAL 8(A) SUBCONTRACT CONDITIONS (FEB 1990)
A-3  52.219-14 - LIMITATIONS ON SUBCONTRACTING (JAN 1991)
A-4  52.219-17 - SECTION 8(A) AWARD (FEB 1990)

SECTION A - SOLICITATION/CONTRACT FORM

A-1  52.219-11 SPECIAL 8(A) CONTRACT CONDITIONS (FEB 1990)
     -----------------------------------------------------

     The Small Business Administration (SBA) agrees to the following:

     (a) To furnish the supplies or services set forth in this contract according to the specifications and the terms and conditions hereof by subcontracting with an eligible concern pursuant to the provisions of section 8(a) of the Small Business Act, as amended (15 U.S.C. 637(a)).

     (b) That in the event SBA does not award a subcontract for all or a part of the work hereunder, this contract may be terminated either in whole or in part without cost to either party.

     (c) Except for novation agreements and advance payments, delegates to the Social Security Administration the responsibility for administering the subcontract to be awarded hereunder with complete authority to take any action on behalf of the Government under the terms and conditions of the subcontract; provided, however, that the Social Security Administration shall give advance notice to the SBA before it issues a final notice terminating the right of a subcontractor to proceed with further performance, either in whole or in part, under the subcontract for default or for the convenience of the Government.

     (d) That payments to be made under any subcontract awarded under this contract will be made directly to the subcontractor by the Social Security Administration.

     (e) That the subcontractor awarded a subcontract hereunder shall have the right of appeal from decisions of the Contracting Officer cognizable under the Disputes clause of said subcontract.

     (f) To notify the Social Security Administration Contracting Officer immediately upon notification by the subcontractor that the owner or owners upon whom 8(a) eligibility was based plan to relinquish ownership or control of the concern.

A-2 52.219-12 SPECIAL 8(A) SUBCONTRACT CONDITIONS (FEB 1990)
    --------------------------------------------------------

    (a) The Small Business Administration (SBA) has entered into Contract No. 600-95-21451 with the Social Security Administration to furnish the supplies or services as described therein. A copy of the contract is attached hereto and made a part hereof.

    (b) International Data Products Corporation, hereafter referred to as the subcontractor, agrees and acknowledges as follows:

         (1) That it will, for and on behalf of the SBA, fulfill and perform all of the requirements of Contract No. 600-95-21451 for the consideration stated therein and that it has read and is familiar with each and every part of the contract.

         (2) That the SBA has delegated responsibility, except for novation agreements and advance payments, for the administration of this subcontract to the Social Security Administration with complete authority to take any action on behalf of the Government under the terms and conditions of this contract.

         (3) That it will not subcontract the performance of any of the requirements of this subcontract to any lower tier subcontractor without the prior written approval of the SBA and the designated Contracting Officer of the Social Security Administration.

         (4) That it will notify the Social Security Administration Contracting Officer in writing immediately upon entering an agreement (either oral or written) to transfer all or part of its stock or other ownership interest to any other party.

     (c) Payments, including any progress payments under this subcontract, will be made directly to the subcontractor by the Social
         Security Administration.

A-3 52.219-14 LIMITATIONS ON SUBCONTRACTING (JAN 1991)
    --------------------------------------------------

    (a) This clause does not apply to the unrestricted portion of a partial set-aside.

    (b) By submission of an offer and execution of a contract, the Offeror/Contractor agrees that in performance of the contract in the case of a contract for--

(1) Services (except construction). At least 50 percent of the cost of contract performance incurred for personnel shall be expended for employees of the concern.

(2) Supplies (other than procurement from a regular dealer in such supplies). The concern shall perform work for at least 50 percent of the cost of manufacturing the supplies, not including the cost of materials.

(3) General construction. The concern will perform at least 15 percent of the cost of the contract, not including the cost of materials, with its own employees.

(4) Construction by special trade contractors. The concern will perform at least 25 percent of the cost of the contract, not including the cost of materials, with its own employees.

A-4 52.219-17 SECTION 8(A) AWARD (FEB 1990)
-------------------------------------------

(a)  By execution of a contract, the Small Business Administration
     (SBA) agrees to the following:

     (1) To furnish the supplies or services set forth in the contract according to the specifications and the terms and conditions by subcontracting with the Offeror who has been determined an eligible concern pursuant to the provisions of section 8(a) of the Small Business Act, as amended (15 U.S.C. 637(a)).

     (2) Except for novation agreements and advance payments, delegates to the Social Security Administration the responsibility for administering the contract with complete authority to take any action on behalf of the Government under the terms and conditions of the contract; provided, however that the contracting agency shall give advance notice to the SBA before it issues a final notice terminating the right of the subcontractor to proceed with further performance, either in whole or in part, under the contract.

     (3) That payments to be made under the contract will be made directly to the subcontractor by the contracting activity.

     (4) To notify the Social Security Administration Contracting Officer immediately upon notification by the subcontractor that the owner or owners upon whom 8(a) eligibility was based plan to relinquish ownership or control of the concern.

(b) The offeror/subcontractor agrees and acknowledges that it will, for and on behalf of the SBA, fulfill and perform all of the requirements of the contract.

SECTION B -- SUPPLIES OR SERVICES AND PRICES/COSTS

B-1 DETAILED EQUIPMENT AND SOFTWARE PRICE TABLE

B-2 ON-CALL MAINTENANCE DURING PRINCIPAL PERIOD OF MAINTENANCE PRICE TABLE

B-3 OUTSIDE PRINCIPAL PERIOD OF MAINTENANCE PRICE TABLE

B-4 NO TROUBLE FOUND CALL PRICE TABLE

B-1 DETAILED EQUIPMENT AND SOFTWARE PRICE TABLE

Contract Years 1 & 2 Pricing


                                                       UNIT
       DESCRIPTION                                     PRICE
       -----------                                     -----

1.     DGI Notebook II Series 500C                     $3,880

2.     DGI Mouse                                       $    8

3.     HP DeskJet 320                                  $  293

4.     MS DOS 6.22                                       NSP

5.     MS Windows for Workgroups v3.11                   NSP

6.     WordPerfect for Windows                         $  295

7.     Lotus for Windows                               $  281

8.     Laplink for Windows v6.0                        $  115


Contract Year 3 Pricing

                                                       UNIT
       DESCRIPTION                                     PRICE
       -----------                                     -----

1.     DGI Notebook II Series 500C                     $3,880

2.     DGI Mouse                                       $    8

3.     HP DeskJet 320                                  $  283

4.     MS DOS 6.22                                       NSP

5.     MS Windows for Workgroups v3.11                   NSP

6.     WordPerfect for Windows                         $  295

7.     Lotus for Windows                               $  281

8.     Laplink for Windows v6.0                        $  115


B-2  ON-CALL MAINTENANCE DURING PRINCIPAL PERIOD OF MAINTENANCE PRICE TABLE

                                             FIXED MONTHLY RATE PER UNIT
                                             --------------------------
    DESCRIPTION                       YR.1     YR.2     YR.3     YR.4     YR.5
    -----------                       ----------------------------------------

1.  DGI Notebook II Series 500C        N/C      $20      $24      $28      $30

2.  DGI Mouse                          N/C      N/A      N/A      N/A      N/A

3.  HP DeskJet 320                     N/C      $13      $17      $18      $20

4.  MS DOS 6.22                        N/C      N/C      N/C      N/C      N/C

5.  MS Windows for Workgroups v3.11    N/C      N/C      N/C      N/C      N/C

6.  WordPerfect for Windows            N/C      N/A      N/A      N/A      N/A

7.  Lotus for Windows                  N/C      N/A      N/A      N/A      N/A

8.  Laplink for Windows v6.0           N/C      N/A      N/A      N/A      N/A


B-3  OUTSIDE PRINCIPAL PERIOD OF MAINTENANCE PRICE TABLE

                                                  FIXED HOURLY RATE
                                                  -----------------
                                      YR.1     YR.2     YR.3     YR.4     YR.5
                                      ----------------------------------------

    Weekdays                          $115     $115     $115     $115     $115

    Saturdays                         $115     $115     $115     $115     $115

    Sundays                           $115     $115     $115     $115     $115

    Holidays                          $115     $115     $115     $115     $115


    Minimum Charge                    $115     $115     $115     $115     $115

    Maximum Charge                    $575     $575     $575     $575     $575


B-4  NO TROUBLE FOUND CALL PRICE TABLE

     FIXED HOURLY RATES YEARS 1 - 5    -   $89.00

SECTION C--DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

C-1   SCOPE OF WORK

C-2   MANDATORY GENERAL REQUIREMENTS

C-3   MANDATORY EQUIPMENT/SOFTWARE SPECIFICATIONS

C-4   INSTALLATION/DELIVERY

C-5   MAINTENANCE

C-6   FIELD PROVEN EQUIPMENT AND SOFTWARE

C-7   EXISTING FACILITIES

C-8   USED EQUIPMENT

C-9   SOFTWARE SUPPORT

C-10  TECHNOLOGY SUBSTITUTION

C-11  MINIMUM/MAXIMUM QUANTITIES

C-1  SCOPE OF WORK

(a) The contractor shall furnish, as required, the hardware, software, supplies, maintenance and other contractor support services required for the installation and support of all items supplied under this contract. Such hardware, software, supplies, maintenance and other contractor support services shall be supplied in conformance with the terms and conditions of this contract.

(b) These specifications describe the necessary hardware, software and services used to support notebook computers for Social Security Administration (SSA) offices nationwide. The equipment will be used to support distributed data processing (DDP) and automation activities in all SSA offices (i.e., central office components in Woodlawn and Baltimore, Maryland; 10 regional offices; 6 program service centers; 74 area director offices; 35 teleservice center offices; and over 1,400 district, branch and hearings offices).

(c) The contractor shall provide the hardware, software, supplies and services according to the specifications stated in Section C. These specifications are mandatory and are stated in the terms of minimum capacities, rates of operation and characteristics required by the Government. Any additional components necessary to satisfy the specified performance and configuration requirements must also be identified, provided and included in the equipment cost tables in Section B.

(d) The contract shall be a firm-fixed price, indefinite quantity contract with the minimum and maximum quantities identified in Section C-11. The equipment and software is to be ordered before the end of Contract Year 3.


C-2  MANDATORY GENERAL REQUIREMENTS

(a)  Compatibility

     The objective of this procurement is to provide DDP and automation capabilities to SSA offices. The notebook computers shall be multifunctional. It is SSA's intention to use this equipment with the software provided in this contract plus commercial off-the-shelf software and custom developed applications obtained outside this contract. SSA may connect this equipment with local area networks (LAN) and wide area networks (WAN). In order for the equipment provided in this contract to become an integral part of SSA's Information Systems strategy, it is essential that it have certain operating characteristics. The equipment selected for this contract must be compatible with the IBM PC/AT. This does not mean that the equipment must be IBM, but that it fully accommodate hardware and software designed to operate on IBM hardware.

(b)  Safety

     (1)  Shielded Power Supply - All power supplies must be shielded.

     (2) FCC Certification - All hardware, where applicable, must meet FCC requirements for certification of compliance with maximum allowable radiation limits. The notebook computer, mouse, and printer must be FCC Class B certified as of the release date of this solicitation and have FCC stickers displayed externally on the hardware.

     (3) UL Approval - All hardware requiring a 120 volt power source must be Underwriter's Laboratories (UL) listed (approved) as of the release date of this solicitation.


C-3  MANDATORY EQUIPMENT/SOFTWARE SPECIFICATIONS

(a)  NOTEBOOK COMPUTER

     The notebook computer must meet the following specifications:

     (1)  General Requirements

          a.   Notebook Computer Configuration

               A notebook computer must consist of:

               1)   A system unit;
               2)   A display;
               3)   A fixed disk drive;
               4)   A diskette drive and diskettes;
               5)   A keyboard;
               6)   A carrying case;
               7)   A battery;
               8)   An AC adapter (if required);
               9)   A spare battery, and spare AC adapter;
               10)  A pointing device;
               11)  File transfer software and cable;
               12)  A data/fax modem;
               13)  A portable, battery powered printer; and
               14)  Documentation.

          b. The entire system, including system unit, display, keyboard, and battery must close into a single unit for transportation.

          c. The entire system including system unit, display, fixed disk drive, diskette drive, keyboard, battery, AC power connection, pointing device, and carrying case must not exceed ten (10) pounds in weight.

          d. The notebook computer must meet FCC requirements for certification of compliance with maximum allowable radiation limits. It must be FCC Class B certified as of the closing date of this solicitation and have a FCC sticker displayed externally on the hardware.

          e.   Documentation

               Documentation for the notebook computer shall be delivered at a ratio of one (1) set of documentation for each notebook computer. All manuals must be original and phototypeset. Manuals must be the same quality as those provided by the manufacturer to its commercial customers. The cost of the documentation shall be included in the cost of the notebook computer.

          (2)  System Unit

               a.   Processor and Operating System Compatibility

                    The notebook computer processor must support PC-DOS or MS-DOS Versions 6.0 and later as well as OS/2 Version
                    2.1. Applications designed to run under these operating systems must work properly on the offered hardware without hardware or software modification. At a minimum, all notebook computers must support all of the software included in this contract.

               b.   Applications Software Compatibility

                    The notebook computer must support all of the workstation software included in this contract along with Government furnished software (i.e., cc:Mail and Organizer).

               c. Must include a 15-pin connector for attachment of an external 256-color SVGA (1024x768) monitor.

     d. Microprocessor must be an Intel 486DX2 or equivalent and must operate at a speed of 66 megahertz or greater.

     e. Must provide power management features to spin down the hard drive, turn off the display's backlighting, and slow down the CPU and clock.

          1) Power management features must be user-definable, i.e. must be able to be turned on and off and set to variable times.

          2) When the system resumes full power, it must be returned to the same state it was in when power management was invoked.

          3) Power management features must be able to be invoked automatically at the preset time or manually invoked to start immediately.

     f. Each notebook computer must be equipped with two PCMCIA (Personal Computer Memory Card International Association) Type II slots which are fully compliant with release 2.0 of the PCMCIA standard.

     g. Must include an internal day/date time clock with battery backup, so that date and time is maintained when the system is turned off, or electrical power fails.

     h.   Must have a minimum of 16MB of RAM on the motherboard.

     i. Must be equipped with a serial port with a connector that is either an IBM-compatible 9-pin male serial connector or a 25-pin male connector conforming to EIA RS-232C specifications. This serial port must use the 16550AFN UART chip.

     j. Must be equipped with an enhanced parallel port (EPP) with an IBM-compatible 25-pin connector that allows connection to devices that use a Centronics parallel communications interface.

     k.   Must be equipped with a speaker or functional equivalent.

(3)  Notebook Computer Display/Adapter Specifications

     Each notebook computer must be equipped with an active matrix color display and adapter that meet the following specifications:

     a.   Must be an active-matrix color display.

     b. The display adapter must interface to the processor through a local bus.

     c. In text mode, the video display must have a minimum of 25 lines with 80 characters per line.

     d. The video display and adapter must be compatible with the IBM Super Video Graphics Array (SVGA - 1024 X 768) and must contain at least 1Mb of video memory.

     e. The video display must be high quality to allow easy viewing and reading of data from the display.

     f. The visible portion of the screen must measure a minimum of eight and one-half (8.5) inches on the diagonal.

(4)  Notebook Computer Fixed Disk Drive

     Each notebook computer must contain a fixed disk drive that meets the following specifications:

     a. Must have a minimum formatted capacity of 300MB as validated by the operating system disk management utility (1MB = 1048576 bytes).

     b.   Must have a visible in-use indicator.

     c. Fixed disk read/write heads must automatically "park" (i.e., move to a position to avoid physical damage) during normal power-down of the system.

(5)  Notebook Computer Diskette Drive

     Each notebook computer must be equipped with a diskette drive that meets the following specifications:

     a.   Must have a formatted capacity of 1.44MB.

     b.   Must have a visible in-use indicator.

     c. Must read and write 3.5 inch, 1.44MB diskettes. Formatting of 1.44MB diskettes must be performed on the notebook computers provided.

     d.   Must read and write 3.5 inch, 720KB diskettes
          Formatting of 720KB diskettes must be performed on the notebook computers provided.

     e. Must be compatible with the IBM PS/2 diskette drive. Data exchange must not require the use of conversion.

(6)  Notebook Computer Keyboard

     Each notebook computer must be equipped with a keyboard that meets the following specifications:

     a. Capable of generating the full 127 character American Standard Code for Information Interchange (ASCII) set (decimal characters 1-127) and the IBM high order ASCII characters (decimal characters 128-255).

     b. Standard typewriter style layout (QWERTY) with standard placement of the Shift and Carriage Return keys.

     c. The Pg-Up, Pg-Dn, Home and End keys must be invoked in a single key stroke (without the need for any other keys).

     d.   There must be at least twelve (12) user definable function keys.

     e. Function key operation must be capable of being redefined by Alt, Ctrl and Shift Keys.

     f. Must have an automatic repeat function for all printable ASCII characters, cursor controls and backspace functions.

     g. A multikey rollover function must be included (i.e., when more than one key is depressed simultaneously, the effective key is the last one depressed).

(7)  Carrying Case

     Must include a carrying case for transporting the notebook computer, AC adapter (if required), modem, portable printer, and manuals. The carrying case must include both hand and shoulder straps.

(8)  Battery

     a. Must be equipped with a rechargeable nickel metal hydride, lithium ion, or lithium polymer battery power supply with a rated life of at least two and one half (2 1/2) hours without the need for recharging. The battery must be located such that the user has easy access to it for replacement.

     b.   Must be equipped with an indication of low battery power.

(9)  AC Adapter

     The notebook computer must be capable of operating on a 110 volt, 60 cycles per second alternating current power source. The power cord must be at least nine (9) feet long.

(10) Battery/Charger Only (1)

     Each notebook computer must be supplied with a spare battery, a spare battery charger, and a spare power supply (if required) to allow charging of the spare battery while the computer is in use.

(11) Notebook Computer Pointing Device

     Each notebook computer must be equipped with a pointing device that meets the following specifications:

     a.   The pointing device must be integral to the computer.

     b.   Must have a minimum of two (2) buttons and a maximum of four (4).

     c. Must include a driver for Microsoft Windows that enlarges the cursor in Graphical User Interface (GUI) mode for easy viewing.

(12) Serial Mouse

     A mouse will be ordered configured with some notebooks. It must meet the following specifications:

     a.   Ball Type Mouse

          Must operate on any flat surface without the need for special pads or surfaces.

     b.   Resolution

          Must have a resolution of at least 400 points per inch.

     c.   Buttons

          Must have at least two (2) and no more than three (3) buttons.

     d.   Cord Length

          Cord length must be at least six (6) feet.

     e.   Applications Software Compatibility

          Must support, at minimum, all of the software provided under this contract, and Microsoft Windows 3.1.

     f.   Right/Left Handed Use

          Buttons must be re-assignable for right- or left- handed use.

     g.   Connector

          Must include a DB-9 serial connector.

(13) File Transfer Software/Cable

     a. Each notebook computer must include software that has the capability of transferring files across the cables provided to workstations using both the parallel port and the serial port at a minimum speed of 115,000 bits per second.

     b. Software for both the notebook computer and the workstation shall be provided.

     c. A cable, at least 10 feet long, with 25-ping male connectors on both ends must be provided for connections using the parallel port.

     d. A null-modem cable, at least 10 feet long, with both 9-pin and 25-pin female connectors at both ends must be provided for connections to other workstations using the serial port.

(14) Data/Fax Modem

     Must include an asynchronous data/fax modem that interfaces with the notebook either internally, through the PCMCIA slot, or externally through the RS-232C port. This modem must meet the following specifications:

     a. Must operate at 14,400, 9600 and 2400 bits per second (bps) for data and 14,400 and 9600 bps for fax. Must use CCITT v.42 bis, v.42, v.32, v.32 bis, and v.22 bis standard protocols, and be fully compatible with the Hayes AT command set.

     b. Must support Microcom Networking Protocol (MNP) level 5 data compression protocol.

     c.   Provide asynchronous transmission with full duplex operation.

     d. Able to both originate and answer calls, and support automatic dialing via the Hayes AT command set.

     e.   Must support automatic fallback.

     f.   Must be compatible with cc:Mail from Lotus Development Corp.

     g. Must have minimum diagnostics capabilities which include local and remote digital-loopback tests.

     h. Must have FCC Class B certification as of the closing date of this solicitation.

     i.   If internal or PCMCIA, must be configurable to COM1, COM2, and COM3.

     j. If the modem is external, it must be powered by both AC and battery; must be pocket sized; a new, fresh alkaline battery and a minimum four feet long interface cable must be provided; and a case must be provided to accommodate the modem, AC adapter, and cable.

     k.   Documentation for the modem shall be delivered at a ratio of one
          (1) set of documentation for each notebook computer. All manuals must be original and phototypeset. Manuals must be the same quality as those provided by the manufacturer to its commercial customers. The cost of the documentation shall be included in the cost of the notebook computer.

      (15)  Portable Printer

            Some of the notebook computers will require printers. The printers must be portable and meet the following specifications:

            a. Must print the 95-character ASCII subset (decimal characters 32-126) as well as the IBM extended ASCII character set (decimal characters 128-254).

            b. The printer must have a manufacturer's rated speed of at least two (2) pages per minute in letter quality mode.

            c. Must include at least 48KB of RAM. The memory must be fully contained and integrated into the printer.

            d.    Must interface to an IBM-compatible parallel printer port.

            e. Must be capable of operating on a 110 volt, 60 cycles per second alternating current power source.

            f. Must be equipped with a rechargeable battery power supply capable of printing at least 100 text pages without recharging as rated by the manufacturer.

            g. The battery must be recharged whenever the printer is connected to an AC power source.

            h. Must use a print process of plain paper drop on-demand thermal ink jet printing with an ink jet cartridge that contains at least 50 jets.

            i. Must include a printer cable at least ten (10) feet long to connect the printer to the notebook computer.

            j. Must provide at least the following resident (come internally installed in the printer, not downloaded) or cartridge resident fonts. If a font cartridge is required, it must be provided with each printer. Fonts must include:

                  1)    Courier 10 pitch (portrait and landscape orientation);

                  2) Font using pitch between 16 and 20 (portrait orientation);

                  3) Font using pitch between 16 and 20 (landscape orientation);

                  4)    Proportional spacing sans serif font; and

                  5)    Proportional serif font.

            k. All fonts required must support bold, underline, superscript/subscript, italics and combinations thereof.

            l. Just be capable of printing a full page of graphics and/or text at 300 dots per inch in a single pass with the equipment provided.

            m. Must be capable of printing on overhead transparencies and labels.

            n. Must provide Hewlett-Packard (HP) Printer Control Language Level 3 (PCL3) emulation.

            o. Must support an optional single-bin cut sheet feeder capable of holding at least 50 sheets.

            p.    Must accept paper weights from 16 to 24 pounds inclusive.

            q. Must have a manufacturer's recommended duty cycle of at least 500 pages per month.

            r. Must have a MTBF of at least 20,000 hours of use, as rated by the manufacturer.

            s. The contractor must provide with each printer, enough supplies (other than paper) to accommodate the printing of at least 1500 pages at 5% coverage. The quantities provided must be based on manufacturer recommended duty cycle or replacement intervals. All supplies must include clear instructions on their use and replacement procedures.

            t. Must provide manual controls to perform the following functions:

                  1)    Power on;
                  2)    Online/Offline;
                  3)    Font;
                  4)    Draft;
                  5)    Printout of available fonts;
                  6)    LF/FF; and
                  7)    Change Pen/Menu.

            u. Printer supplies, including cartridges and other consumable items, must be available to the Government from independent suppliers.

            v. Must be fully operational with and supported by all of the software available in this contract. The contractor must identify and implement any installation options and drivers necessary to make the printer fully operational with the software.

            w. Printer noise level, as measured by the manufacturer, must be no greater than 45 dBA (A-weighted sound pressure level) when measured at a distance of one meter from the front of the printer.

            x. The portable printer must meet FCC requirements for certification of compliance with maximum allowable radiation limits. It must be FCC Class B certified as of the closing date of this solicitation and have an FCC sticker displayed externally on the hardware.

            y.    Documentation

                  Documentation for the printer shall be delivered at a ratio of one (1) set of documentation for each notebook computer. All manuals must be original and phototypeset. Manuals must be the same quality as those provided by the manufacturer to its commercial customers. The cost of the documentation shall be included in the cost of the notebook computer.

(b)   Software

      (1)   Operating System

            Each notebook computer must be provided with operating system software. The software must meet the following specifications:

            a.    Disk Operating System

                  An operating system must be provided that recognizes and executes the same command set and functions in a manner identical to one of the following operating systems:

                  -  PC-DOS version 6.1 as published by IBM; or
                  -  MS-DOS version 6.2 as published by Microsoft Corporation.

            b.    Utilities

                  Utilities equivalent to those included with PC-DOS 6.1 and MS-DOS 6.2 must be provided. These utilities must include a virtual disk driver to emulate a disk drive in RAM (RAMDRIVE), a print spooler to expedite printing operations (PRINT), an extended memory manager (HIMEM), an expanded memory emulator (EMM386), a disk caching program (SMARTDRV), a file/directory/drive backup program, HELP command, and MORE, SORT and FIND filters.

            c.    High Memory Loadable

                  The operating system must be capable of loading into the high memory area to the extent possible in order to make maximum conventional memory available for applications software.

            d.    Upper Memory Area

                  The operating system must provide the capability of loading device driver software and resident programs into the upper memory area.

            e.    Hardware Compatible

                  The operating system must be fully supported by the hardware.

            f.    Documentation

                  Each copy of the operating system must come with a complete set of documentation. All manuals must be original and phototypeset. Manuals must be the same quality as those provided by the manufacturer to commercial customers.

      (2)   Graphical User Interface (GUI)

            The Graphical User Interface must meet the following:

            a. For each notebook, the contractor shall provide Microsoft Windows version 3.1 or Windows for Workgroups 3.11 (standalone).

            b. Each copy of Microsoft Windows 3.1 or Windows for Workgroups 3.11 (standalone) must be complete with all of the functions and features that are included in the packaging of the software for commercial customers.

            c. Each copy of Microsoft Windows 3.1 or Windows for Workgroups 3.11 (standalone) must be provided with an original copy of the user's manual.

            d. Each copy of Microsoft Windows 3.1 or Windows for Workgroups 3.11 (standalone) must include drivers for the following printers:

                  -     Hewlett Packard P320 Deskjet;
                  -     Fujitsu DL3400 and DL3600;
                  -     Hewlett Packard LaserJet Series II;
                  -     Hewlett Packard LaserJet Series III;
                  -     Hewlett Packard LaserJet Series 4; and
                  -     IBM 4019 LaserPrinter E.

            (3)   Word Processing Software/Windows

                  Wordperfect from Wordperfect Corporation has been established as an agency standard at SSA. Wordperfect for Windows will be ordered configured with each notebook. It must meet the following specifications:

            a.    For each order, the contractor shall provide WordPerfect
                  6.1 for Windows.

            b. Each copy of WordPerfect for Windows must be complete with all of the functions and features that are included in the packaging of the software for commercial customers.

            c. Each copy of WordPerfect for Windows must be provided with an original copy of the WordPerfect 6.1 for Windows manual.

            d. Each copy of WordPerfect for Windows must be provided with a WordPerfect 6.1 for Windows template. The template must be of a quality comparable to that provided to commercial WordPerfect customers.

            e. Each copy of WordPerfect for Windows must include, at a minimum, drivers for the following printer models:

                  -     Hewlett Packard P320 Deskjet;
                  -     Fujitsu DL3400 and DL3600;
                  -     Hewlett Packard LaserJet Series II;
                  -     Hewlett Packard LaserJet Series III;
                  -     Hewlett Packard LaserJet Series 4; and
                  -     IBM 4019 LaserPrinter E.

            f. Each copy of WordPerfect for Windows must be provided with a copy of the WordPerfect 6.1 for Windows tutorial.

      (4)   Spreadsheet Software/Windows

            Lotus 1-2-3 from Lotus Development Corporation has been established as an SSA standard. Lotus 1-2-3 for Windows may be ordered configured with each notebook. It must meet the following specifications:

            a. For each order, the contractor shall provide Lotus 1-2-3 Release 5.0 for Windows.

            b. Each copy of Lotus 1-2-3 for Windows must be complete with all of the functions and features that are included in the commercial packaging of the software for commercial customers.

            c. Each copy of Lotus 1-2-3 for Windows must be provided with an original copy of the 1-2-3 Release 5.0 for Windows manual.

            d. Each copy of Lotus 1-2-3 for Windows must be provided with an original copy of the Lotus 1-2-3 Release 5.0 for Windows quick reference guide. The quick reference card must be of a quality comparable to that provided to commercial Lotus 1-2-3 customers.

            e. Each copy of Lotus 1-2-3 for Windows must be provided with a copy of the Lotus 1-2-3 Release 5.0 for Windows tutorial.

      (5)   File Transfer Software - See Section C-3 (a) (13)

C-4  INSTALLATION/DELIVERY

(a)   Miscellaneous

      (1) Equipment from this contract shall be ordered in one of two ways, at the option of the Government:

            a. SYSTEM ORDERS are comprised of a notebook, in addition to some number of accessories.

            b. STANDALONE ORDERS are orders for accessory equipment separate from a notebook (i.e. HP320 Printer).

      (2) Standalone orders shall be shipped or delivered to the site specified by the Government and installed by the Government with telephone assistance from the contractor, if required.

      (3) System orders shall be shipped to the appropriate sites with all software loaded and operational on the fixed disk.

      (4) All orders, except those to SSA headquarters in Woodlawn, Maryland must be delivered to the building and room location specified in the delivery order (inside delivery).

      (5) Deliveries made to SSA headquarters in Woodlawn, Maryland shall arrive at the SSA loading dock between the hours of 7:00 a.m. and noon. The contractor must provide a minimum of one day pre-shipment notice to the Project Officer or the designated alternate Project Officer, whose names will be provided in Section G-3.

      (6) Equipment shipped to SSA headquarters in Woodlawn, Maryland shall be delivered on pallets.

      (7)   The contractor must provide all necessary cables and connectors.

(b)   System Assembly and Burn-in Procedures

      (1)   Hardware Burn-in

            The contractor must assemble and burn-in each system prior to shipment according to the following procedure:

            a. The system hard disk must be initialized with a sector interleave of 1-to-1.

            b. The fixed disk must be formatted with the operating system and operationally configured, including the display and any orderable accessory items.

            c. The system diagnostics must be run continuously for at least 24 hours and all detected errors must be resolved prior to shipment.

            d. There shall be no "bytes in bad sectors" (from DOS CHKDSK command) on any of the system fixed drives delivered.

      (2)   Software Loading

            The operating system, Microsoft Windows, and all additional software ordered shall be installed on each notebook. The fixed disk shall be divided into appropriately named subdirectories for each software item ordered as part of the system and all software shall be loaded into the subdirectories. Microsoft Windows, when ordered, shall be configured such that each software item is contained as a separate, appropriately named "group" within the Program Manager and is executable from within Windows.

      (3)   Packaging and Shipping

            a. After successful completion of burn-in and software loading, the notebook and/or items (including user manuals and supplies) shall be repacked, using the original packing materials, for shipment to the SSA site. The system items' individual boxes shall be packaged for shipment.

            b. Shipment of a system or standalone order to each site shall be in a single parcel. The parcel is defined as a single box or several boxes that are banded or wrapped together. The parcel must be clearly labeled. The design of the parcel must be such that it can be moved easily through a standard 30"-wide, 7'-high doorway and such that it can withstand normal movement by freight companies. The individual item boxes must be packed in the shipping parcel in such a way that they are stationary when the shipping parcel is moved. Filler boxes should be used to fill space in the shipping parcel.

            c. Each shipping parcel shall have a shipping label placed externally for easy viewing by the freight company and the user. The shipping label shall contain the destination address (including room number), user contact person and contact telephone number.

            d. A separate label containing the internal SSA identification number in characters which are at least one (1) inch high for easy identification shall be placed under or above the shipping label and on each box in the parcel. The SSA identification number shall be provided by the Government in the delivery order.

            e. The contractor shall attach to the outside of the Picking Slip parcel an inventory, listing every item (hardware and software) included in the equipment order.

            f. Trucks used for shipping must not exceed 13 feet 1 inch in height, in order to accommodate the Government's inside loading docks.

            g. Equipment not packaged and shipped as required shall be subject to refusal of delivery by the Government representative. Refusal of delivery for these purposes shall not relieve the contractor of its requirements for timely equipment delivery.

            h. The contractor shall provide with each equipment order three (3) copies of a checklist of all equipment included in the shipment. This will be used to report receipt/acceptance data to the Government Project Officer. The checklist shall list each orderable item shipped and its serial number, provide space for comments and spaces for date of receipt and signature of the employee receiving the order. A stamped envelope addressed to the Government Project Officer shall be included for mailing the form. (Address information shall be provided after contract award.)

            i.    Installation Problems

                  The contractor is encouraged to take steps to minimize the number of deliveries that will not include the correct hardware and/or software items. In the event that any site receives an incomplete or incorrect configuration, the contractor must provide the correct/required configuration by using one of the following methods. The method selected shall be at the option of the Government:

                  1) Making on-site visit to make the configuration conform to the configuration required by the delivery order; or

                  2)    Reshipping an entire new configuration; or

                  3)    Reshipping missing or incorrect items.

                  In all cases, the contractor must provide the correct configuration within five (5) working days of notification by the Government that the delivered configuration was incorrect.

   (4)  Reports
        For each equipment order, the contractor shall provide to the Government Project Officer documentation that the equipment (hardware and/or software) has been delivered or shipped. This document shall contain at a minimum, the internal SSA identification number (taken from the delivery order), the delivery location, the manufacturer, description and serial number of each item (hardware and software), and the date the equipment was shipped or delivered. The required information shall be in a DBMS format defined by the Government and compatible dBase IV from Borland International, Inc. The information shall be transmitted to the Government Project Officer using a mutually agreed upon medium (e.g. electronic mail, diskette) within 15 days of the delivery date of the equipment. The Government shall provide within 15 days of contract award the required data format, standardized coding requirements and standardized equipment descriptions.

   (5)  Site Visit

        a. The Government shall be provided with the opportunity to inspect the contractor's facility for system assembly and burn-in and to inspect the final design of the shipping parcels. The Government shall also inspect the fixed disk setups to ensure that the software has been properly installed. Such inspection shall take place after the delivery of test systems to SSA in Woodlawn as specified in Section E-3(a)(1) and before any equipment is delivered to user locations.

        b. The Government reserves the right to make other site visits to the contractor's production facility during the life of the contract.

C-5  MAINTENANCE

(a)  On-Call Maintenance Service

     (1) The contractor shall provide the Government with on-call maintenance service on an on-site or replacement basis (i.e., contractor personnel report to the site of the equipment for replacement), for the SSA offices listed on Page J-7; or on a depot repair basis (i.e., contractor will ship an entire system to replace inoperative equipment within 24-hours of a service call, and contractor shall pay for all associated shipping costs for the return of the inoperative equipment to the contractor's depot service center), for all SSA offices listed on Pages J-8 through J-34.

   (2) the contractor shall provide on-call maintenance service at the fixed monthly charges shown in Section B of this contract during the Principal Period of Maintenance (PPM), which is defined as Monday through Friday, 8:00 AM to 5:00 PM local prevailing time, exclusive of Federal holidays.

   (3) On-call maintenance service shall be provided for equipment which may be located in any of the locations set forth in Section J, Attachment 3.

   (4) The contractor shall provide maintenance (labor and parts) at the prices shown in Section B and shall keep the equipment in good operating condition. Maintenance service shall not include electrical work external to the equipment, furnishing supplies, or adding or removing any devices not supplied by the contractor. It shall not include repair of damage resulting from accident, transportation between Government sites, neglect, misuse, failure of electrical power, air-conditioning, or humidity control or causes other than ordinary use.

(b)  Maintenance Coverage

   (1)  The contractor shall honor orders for maintenance for periods of one
        (1) year or less at the prices shown in Section B.

   (2) The effective date of maintenance service shall not be prior to the expiration of the warranty period prescribed in Section H-5.

   (3) During the warranty period, the same level of service as specified under this Section C-5 of the contract shall be provided by the contractor.

(c)  Remedial Maintenance

   (1) Remedial maintenance shall be performed after notification that hardware and/or software is inoperative. The contractor shall provide to the Government a single designated point of contact in the form of a 24-hour toll-free telephone number. The contractor shall make arrangements to provide an answering service or other continuous telephone coverage to permit the Government to make such contact seven days a week. Refer to Section H-12.

   (2) Calls for remedial maintenance shall be made by the Government whenever there is an equipment failure.

     (3) The contractor shall maintain facilities for receiving maintenance calls such that Government waiting time (i.e., time spent by Government employee waiting for contractor personnel to take information about required maintenance) shall not exceed five minutes.

(d)  Return-To-Operation Time

     (1) The contractor shall return the equipment to service within 24 hours of notification that remedial maintenance is required, excluding weekends and Federal holidays.

     (2) A system shall be considered out of service if any item for which the contractor is responsible for maintenance is malfunctioning and the system cannot be used for all of its intended functions.

     (3) Equipment shall be considered returned to service when the contractor's repair order is signed, with date and time, by a responsible Government employee. In the event that an employee is not available to sign the order, the contractor must call the Government Project Officer at a number to be provided. This telephone number shall be equipped with a voice messaging system to receive calls 24 hours a day.

(e)  Responsibilities of the Contractor

     (1) The contractor's responsibilities under maintenance shall include the replacement of consumable parts for the HP320 DeskJet printer (other than paper and Ink) as well as replacement of batteries in the notebooks.

     (2) Failed equipment shall be repaired or replaced at the option of the contractor. If the contractor elects to replace a failed item, it must be replaced with identical equipment (i.e., identical make and model).

     (3) Only new standard parts or parts equal in performance to new parts shall be used in effecting repairs. Parts which have been replaced shall become the property of the contractor.

     (4) Equipment repairs shall take place during the Principal Period of Maintenance except by mutual agreement between the contractor and the Government.

   (5) The Government retains the right to interchange items (boards, drives, monitors, printers, etc.) among the workstations covered, with no penalty for so doing unless the equipment is damaged. In such cases, the Government shall be responsible for any damage caused by Government personnel while interchanging equipment.

   (6) The contractor is required to service all equipment covered in this contract. The Government retains the right to configure systems included in this contract with components acquired from sources outside of this contract. The contractor shall not be responsible for maintenance of such components or any damage caused by their addition to systems included in this contract.

   (7) When it has been determined that a system fixed disk drive is to be replaced, where possible the contractor shall provide the Government user an opportunity to perform a fixed disk backup prior to removing the disk drive to be replaced.

   (8) When a system fixed disk drive is replaced with a new unit by the contractor, the contractor shall erase or otherwise destroy all data on the replaced unit.

   (9) Contractor maintenance engineers must use certified virus-free diagnostic software when making repairs to ensure that a virus is not introduced into the workstation or LAN server during service. After maintenance is performed on a system, the contractor shall run a virus check on the system to assure it is free from viruses.

(f)  Non-Chargeable Maintenance Items

     There shall be no additional charges to the Government for:

     (1)  Remedial maintenance, regardless of when the maintenance is performed;

     (2) Replacement parts, unless such parts are required due to the fault or negligence of the Government;

     (3) Time spent by maintenance personnel after arrival at the site awaiting the arrival of additional maintenance personnel and/or delivery of parts, etc., after a service call has commenced; and

     (4)  Any travel expenses, etc. for maintenance personnel.

     C-6  FIELD PROVEN EQUIPMENT AND SOFTWARE

     Each item proposed in response to this solicitation shall be off-the-shelf and field proven in Government or commercial customer accounts that are financially independent from the offeror or the offeror's subcontractors and are not test sites; shall be in an on-going, current production made by the manufacturer(s) as of the date of the offeror's proposal; and shall meet the following minimum requirements:

     (a) Each item, including hardware and software, provided to meet the Government's specifications shall have been successfully used by a minimum of 3 customers by the date of the offeror's proposal.

     (b) The total minimum number of installed devices at the 3 or more sites shall equal or exceed 100 of each item,.

     (c)  A hardware or software item shall be considered field proven only if:

          (1) The make, model and version proposed meets the requirements of Sections C-6(a) and C-6(b); or,

          (2) The item proposed is a commercially available upgrade (as of the date of the offeror's proposal) to an item that meets the requirements of Sections C-6(a) and C-6-(b).

     C-7 EXISTING FACILITIES

     All equipment must operate in a normal office environment using available facilities as specified below.

     (a)  Available Power

          120 Volt, 60 Cycle, 15 ampere maximum draw and NEMA 5-20 receptacle.

     (b)  Available Air Conditioning

          Equipment must operate within a temperature range of 60-85 degrees Fahrenheit (15.5-32.2 degrees Celsius), and 30%-80% relative humidity, non-condensing.

     (c)  Floor Area

          Adequate floor space shall be provided by the Government for all system configurations.

(d)  Access Doors

     The contractor shall be provided adequate access for installation/repair of all equipment.

C-8  USED EQUIPMENT

All equipment must be new.  Used equipment shall not be accepted.

C-9  SOFTWARE SUPPORT

Should any of the software provided under the terms of this contract contain defects for which the software manufacturer provides repair or replacement to its customers free of charge, the contractor shall provide said repair or replacement to the Government free of charge.

Should the manufacturer of any software provided under the terms of this contract upgrade the product with a new release, the Government shall, whenever possible, have the option to (a) require the latest release for subsequent deliveries or (b) require no change in delivered software. Should the Government require an upgraded release for which the manufacturer has altered the list price, the unit cost for that item in this contract shall be subject to renegotiation.

C-10 TECHNOLOGY SUBSTITUTION

Over the delivery period of the contract, it may be in the mutual best interest of the Government and the contractor to substitute hardware and software of a newer technology. The following conditions must be satisfied:

(a) The item substituted shall be fully compatible with the originally proposed item.

(b) The item substituted shall meet or exceed the specifications of the item previously supplied or the mandatory technical requirements of the contract, whichever is greater.

(c) The item substituted shall meet all of the marketability requirements of the solicitation to ensure field-proven and off-the-shelf configurations.

(d) The item substituted shall undergo an acceptance test equal in scope and duration to the original Phase I acceptance test.

(e) The cost of the item substituted shall be equal to or lower than that for the originally proposed item.

(f) Delivery, installation, and maintenance of the substituted item must meet or exceed all the terms and conditions of this contract.

(g)  The substitution shall be by mutual agreement.

C-11 MINIMUM/MAXIMUM QUANTITIES

The following represent the minimum quantities of supplies which the Government is obligated to order under the term of the contract as well as the maximum quantities of supplies which the Government can order under the term of the contract:


                                        Minimum        Maximum
                                        -------        -------

HARDWARE

Laptop Notebook Computer                  85             571
Mouse                                     25             130
Printer                                   68             360

SOFTWARE

Operating System                          85             571
Microsoft Windows (GUI)                   85             571
WordPerfect for Windows                   85             571
Lotus for Windows                         85             571
File Transfer Software                    85             571